UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2014 - October 31, 2015

Item 1.	Reports to Stockholders.

Section 19(b) Disclosure

October 31, 2015 (Unaudited)

Reaves Utility Income Fund (the "Fund"), acting pursuant to a Securities and Exchange Commission ("SEC") exemptive order and with the approval of the Fund's Board of Trustees (the "Board"), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the "Plan"). In accordance with the Plan, the Fund currently distributes $0.15125 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund's Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the "Code"). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Plan. The Fund's total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund's Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund's current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Report of Independent Registered Public Accounting Firm	6
Statement of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	19
Additional Information	28
Trustees & Officers	32

Annual Report | October 31, 2015	1

Reaves Utility Income Fund	Shareholder Letter

October 31, 2015 (Unaudited)

To our Shareholders:

2015 Investment Portfolio Returns
Total net assets of the Fund were $878,952,144 at October 31, 2015, or $30.29 of net asset value (NAV) per common share. One year ago net assets totaled $949,088,110 representing $32.71 of net asset value per common share. The changes include the monthly payments to shareholders totaling $1.7875. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result the market return to common shares can be higher or lower than the NAV return.

In a very volatile year for utilities, the fiscal 2015 market return for shareholders was 1.91% as is reflected in the table to follow. For the year, the share price of the Fund decreased more slowly than the net asset value, thereby shrinking the discount. As a result, the common stock of the Fund was trading at a 2.05% discount to the NAV at year‐end, a decrease from the 5.59% discount at the beginning of the fiscal year.

Performance

	Period Ended October 31, 2015
	One Year	Three Years+	Five Years+	Ten Years+	Since Inception+^
Total investment return – Net Asset Value*	‐1.78%	12.19%	13.81%	10.99%	11.64%
Total investment return – Market Price*	1.91%	11.96%	12.88%	12.19%	11.00%
S&P Utilities Index	‐0.29%	10.00%	11.03%	7.51%	9.39%
Dow Jones Utility Average	0.64%	10.70%	11.79%	7.85%	10.61%

+	Annualized
*	Assumes all dividends being reinvested
^	Index data since 2/29/2004

Distributions to Common Shareholders
The Trustees of the Fund regularly review the amount of the monthly distribution. Since the Fund's first distribution in April 2004, the monthly distribution has been increased on eight occasions from the initial monthly amount of $0.0967 to the current amount of $0.15125, a cumulative increase of 56.4%. For calendar 2014, all distributions from the Fund were paid from net investment income, including realized capital gains. We anticipate that all distributions for the 12 months ended December 31, 2015 will be characterized as paid from net investment income, including realized capital gains.

Overview
Utilities were the best performing S&P sector for calendar 2014, and the Fund's portfolio participated accordingly. The new year told a very different story. In the first calendar quarter of 2015, investor anticipation of Fed tightening by mid‐year (which as we know now never materialized) fueled a massive rotation out of the sector. In fact, in February 2015, utilities had their worst month relative to the broad market, as represented by the S&P 500 Index, in over a decade. For the month of February, the S&P 500 Utilities Index was down 6.40% assuming dividend re‐investment while the S&P 500 Index was up 5.75% on the same basis. Volatility in utilities' share prices continued throughout the year as investors alternatively expressed concern over Fed tightening and then relief when it failed to materialize. As I write this report, we are at a familiar juncture, with the market anticipating that Federal Funds rate will be raised for the first time in nearly ten years at the Fed's December meeting.* As we discuss below, we do not think a gradual rise in interest rates will have a long‐term negative impact on utilities valuation. Throughout the year utility dividend yields continued to be at least 100 basis points higher than the 10‐year U.S. Treasury. Energy and Energy MLPs together totaled less than 10% of the Fund's portfolio, but their negative return weighed on the portfolio's performance. Telecommunication and broadband providers had positive returns for the year. The yield on the 10‐year U.S. Treasury ended fiscal year 2015 17 bps lower (2.14% vs 2.31%).

2	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Utilities
The fundamental investment case for utilities remains sound. The negative 4.83% return for the S&P Utilities Index in 2015 to date reflects a contraction in price earnings multiples while earnings and dividends have continued to rise. As a result price earnings multiples are now below the S&P 500 and dividend yields are well above the approximately 2.12% dividend yield of the S&P 500.

With the Environmental Protection Agency's issuance of final rules for the Clean Power Plan, an initiative designed in part to lower carbon emissions from electricity generating stations, we think that the utilities industry stands at the beginning of a new investment cycle. The plan will benefit selected utilities in states with favorable return on equity regimes. It will create a significant investment opportunity over the coming years as utilities move toward compliance. We see continued investment in new generation, renewables, electric grid infrastructure improvements, new transmission, and gas distribution infrastructure that will sustain rate‐base growth. In many states regulatory support for new investment is quite strong and recovery mechanisms are improving, enabling utilities to earn a return on their investments more quickly than in the past. Rate‐base growth, coupled with continued emphasis on cost controls and increasing mergers and acquisition activity to generate further synergies, translates into reliable earnings and dividends growth for selected regulated utilities.

Utility stock price volatility, in response to investor concerns over the direction of short‐term interest rates, may well continue. However, over the longer term, the impact of rising interest rates on utilities' share prices will be quite muted in our view, given our fundamental outlook on earnings and dividend growth. It has been our experience that stock prices rise in response to growing earnings and dividends. We expect the longer‐term rise in earnings to more than offset the short‐term contraction in utilities' price earnings multiples. The relative predictability of utility revenues, earnings, dividends, dividend growth and the absence of foreign exchange risk are sound reasons for investors to remain committed to utility investments.

Telecommunications
The positive performance in Telecommunications, broadly defined to include cable and tower companies, was attributable to T Mobile‐US, Charter Communications and Time Warner cable. Charter Communications, agreed to acquire both Time Warner Cable and Bright House Networks. Collectively, "New Charter" should prove better‐positioned to realize scale‐based content rights and procurement benefits. Given its lack of media assets and smaller scale, we think Charter has a much better chance of receiving regulatory approval than did Comcast, which had to abandon the planned acquisition of Time Warner Cable. An additional positive event was the successful completion of the AT&T – DIRECTV merger. The combined entity became the leading provider of pay‐tv services in the U.S. and should benefit from significant economies of scale. In particular, AT&T now has better bargaining power with content providers.

*	On December 16, 2015 the Federal Reserve increased the Federal Funds Rate by 0.25 percent.

Annual Report | October 31, 2015	3

Reaves Utility Income Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Leverage Facility
Prior to the end of the fiscal year the principal amount of the loan facility was increased by $30,000,000 to $320,000,000. The leverage facility increased to 39.1% of net assets at October 31, 2015. Subsequently, the terms of the loan were renegotiated, including reducing the financing rate from 110 basis points to 80 basis points over 30‐day LIBOR.

Outlook
Fears of deflation persist in the Eurozone leading investors to expect, in contrast to the U.S., continued European Central Bank easing. Consensus opinion for the U.S. is that the Federal Reserve will likely raise interest rates in December 2015. Interest rate increases resulting in U.S. dollar strength will reduce revenues and earnings for U.S. multinational corporations, a risk largely absent from the Fund's portfolio.

Our confidence in the earnings growth for selected utilities derives from their planned investment in regulated assets to comply with the Clean Power Plan. As a result, we think selected utilities have the opportunity to grow earnings and dividends in the 5% to 6% range. This growth rate, coupled with the average utility dividend yield (3.4% for the Fund's utilities investments) suggests an overall potential total return of 8% to 10%.

Given the characteristics of the Fund's holdings: moderate earnings growth; dividend yields above the S&P 500 and the 10‐year U.S. Treasury; and annual dividend growth; any price earnings contraction in response to what we expect will be a moderate rise in interest rate increase should be short‐lived.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson
Portfolio Manager of the Reaves Utility Income Fund
Chief Executive Officer and Chief Investment Officer of Reaves Asset Management

4	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund's current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year's distributions) contained in the shareholder's Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

Definitions:
bps (basis points) – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

LIBOR – The London Interbank Offered Rate (LIBOR) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. It is one of the primary benchmarks for short-term interest rates around the world.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

S&P Utilities Index – The S&P Utilities Index comprises those companies included in the S&P 500 Index that are classified as members of GICS® (Global Industry Classification Standard) utilities sector.

Dow Jones Utility Average – The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

You cannot invest directly in an index.

Industry Allocation as of 10/31/15

*	Includes Mutual Funds and Money Market Funds

Holdings are subject to change

Annual Report | October 31, 2015	5

Report of Independent Registered
Reaves Utility Income Fund	Public Accounting Firm

To the Board of Trustees and Shareholders of Reaves Utility Income Fund:

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the "Fund"), including the statement of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, partnership administrators, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
December 22, 2015

6	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments

October 31, 2015

	SHARES	VALUE
COMMON STOCKS 130.32%
Diversified Telecommunication Services 19.44%
AT&T, Inc.(1)	1,103,900	$36,991,689
BCE, Inc.(1)	930,000	40,185,300
BT Group PLC	1,400,000	10,035,827
BT Group PLC - Sponsored ADR	70,000	5,016,900
CenturyLink, Inc.	143,000	4,034,030
Level 3 Communications, Inc.*(1)	264,000	13,450,800
TELUS Corp., Canadian Shares	230,000	7,676,047
Verizon Communications, Inc.(1)	1,140,000	53,443,200
		170,833,793

Electric Utilities 30.17%
Duke Energy Corp.(1)(2)	574,999	41,095,179
Edison International(1)	170,000	10,288,400
Entergy Corp.	65,000	4,430,400
Eversource Energy(1)	535,000	27,252,900
ITC Holdings Corp.(1)	1,750,000	57,260,000
NextEra Energy Partners LP	30,000	787,800
NextEra Energy, Inc.(1)(2)	592,000	60,774,720
Pinnacle West Capital Corp.(1)	139,940	8,887,589
PPL Corp.(1)(2)	880,000	30,272,000
The Southern Co.(1)	535,000	24,128,500
		265,177,488

Food Products 2.93%
The Kraft Heinz Co.(1)(2)	330,000	25,730,100

Gas Utilities 2.24%
National Fuel Gas Co.	55,000	2,889,150
ONE Gas, Inc.(1)	290,000	14,163,600
South Jersey Industries, Inc.	100,000	2,651,000
		19,703,750

Independent Power and Renewable Electricity Producers 0.37%
Pattern Energy Group, Inc.	90,000	2,105,100
Talen Energy Corp.*	130,780	1,135,171
		3,240,271

Annual Report | October 31, 2015	7

Reaves Utility Income Fund	Statement of Investments

October 31, 2015

	SHARES	VALUE
Media 12.43%
Charter Communications, Inc., Class A*(1)(2)(3)	205,000	$39,142,700
Comcast Corp., Class A(1)	293,000	18,347,660
Liberty Global PLC, Class A*	100,000	4,452,000
Time Warner Cable, Inc.(1)	250,000	47,350,000
		109,292,360

Multi-Utilities 34.15%
Ameren Corp.	70,000	3,057,600
CMS Energy Corp.(1)	170,000	6,131,900
Dominion Resources, Inc.(1)(2)	560,000	40,000,800
DTE Energy Co.(1)(2)	745,000	60,784,550
Infraestructura Energetica Nova SAB de CV	575,000	2,763,640
National Grid PLC	350,000	4,989,856
National Grid PLC - Sponsored ADR(1)(2)	425,000	30,430,000
NiSource, Inc.(1)	830,000	15,902,800
PG&E Corp.	60,000	3,204,000
SCANA Corp.(1)	860,000	50,929,200
Sempra Energy(1)	450,000	46,084,500
WEC Energy Group, Inc.(1)	695,300	35,849,668
		300,128,514

Oil, Gas & Consumable Fuels 7.40%
Chevron Corp.	12,500	1,136,000
Columbia Pipeline Group, Inc.(1)	730,000	15,162,100
Occidental Petroleum Corp.	20,000	1,490,800
Royal Dutch Shell PLC, Class A - Sponsored ADR(1)	360,000	18,885,600
The Williams Cos., Inc.(1)	720,000	28,396,800
		65,071,300

Real Estate Investment Trusts (REITS) 6.06%
American Tower Corp.	260,000	26,579,800
Annaly Capital Management, Inc.	1,650,000	16,417,500
Crown Castle International Corp.(1)	120,000	10,255,200
		53,252,500

Road & Rail 5.39%
Union Pacific Corp.(1)(2)	530,000	47,355,500

Water Utilities 6.36%
American Water Works Co., Inc.(1)(2)	880,000	50,476,800
Aqua America, Inc.	190,000	5,434,000
		55,910,800

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments

October 31, 2015

	SHARES	VALUE
Wireless Telecommunication Services 3.38%
T-Mobile US, Inc.*(1)(2)	555,000	$21,028,950
Vodafone Group PLC - Sponsored ADR(1)	264,411	8,717,631
		29,746,581

TOTAL COMMON STOCKS (Cost $868,457,203)		1,145,442,957

PREFERRED STOCKS 0.08%
Electric Utilities 0.08%
Entergy Mississippi, Inc., 6.250%	10,000	252,188
Entergy New Orleans, Inc., 4.360%	4,500	410,485
		662,673

TOTAL PREFERRED STOCKS (Cost $548,125)		662,673

LIMITED PARTNERSHIPS 4.84%
Oil, Gas & Consumable Fuels 4.84%
Bastion Energy LLC (Anglo Dutch)*(4)(5)		7,000,000
Enbridge Energy Partners LP	150,000	4,191,000
Enterprise Products Partners LP	950,000	26,248,500
MarkWest Energy Partners LP	60,000	2,620,800
Talara Opportunities II, LP*(4)(5)(6)		2,431,161
		42,491,461

TOTAL LIMITED PARTNERSHIPS (Cost $34,909,438)		42,491,461

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.20%
Diversified Telecommunication Services 0.20%
Frontier Communications Corp., 7.125%, 01/15/2023	Ba3/BB-	$2,000,000	1,795,000

TOTAL CORPORATE BONDS (Cost $1,896,906)			1,795,000

Annual Report | October 31, 2015	9

Reaves Utility Income Fund	Statement of Investments

October 31, 2015

	SHARES	VALUE
MUTUAL FUNDS 0.43%
Loomis Sayles Institutional High Income Fund	548,386	$3,800,315

TOTAL MUTUAL FUNDS (Cost $4,000,000)		3,800,315

MONEY MARKET FUNDS 0.83%
Federated Treasury Obligations Money Market Fund, 0.010% (7-Day Yield)	7,267,682	7,267,682

TOTAL MONEY MARKET FUNDS (Cost $7,267,682)		7,267,682

TOTAL INVESTMENTS - 136.70% (Cost $917,079,354)		$1,201,460,088

LEVERAGE FACILITY - (36.41%)		(320,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.29%)		(2,507,944)

NET ASSETS - 100.00%		$878,952,144

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of October 31, 2015. (See Note 4)
(2)	Loaned security; a portion or all of the security is on loan at October 31, 2015. (See Note 4)
(3)	This security is marked to cover the unfunded commitment.
(4)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 5)
(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1)
(6)	Represents funded portion of total outstanding commitments. See Note 1 for information on any unfunded commitments.

Common Abbreviations:
ADR - American Depositary Receipt
Co. - Company
Corp. - Corporation
Cos. - Companies
Inc. - Incorporated
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
SAB de CV - A variable rate company

See Notes to Financial Statements.

10	1-800-644-5571

Reaves Utility Income Fund	Statement of Assets and Liabilities

October 31, 2015

ASSETS:
Investments, at value (Cost $917,079,354)*	$1,201,460,088
Dividends receivable	1,985,828
Interest receivable	45,338
Prepaid renewal fees on loan outstanding	344,376
Total Assets	1,203,835,630

LIABILITIES:
Loan payable	320,000,000
Interest payable on loan outstanding	37,235
Payable for investments purchased	3,933,978
Accrued investment advisory fees	581,649
Accrued administration fees	268,064
Accrued trustees' fees	28,330
Accrued chief compliance officer fees	3,250
Other payables and accrued expenses	30,980
Total Liabilities	324,883,486
Total Commitments for Contingencies (Notes 1 and 9)
Net Assets Applicable to Common Shareholders	$878,952,144

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$581,914,921
Overdistributed net investment income	(7,061,946)
Accumulated net realized gain on investments and foreign currency transactions	19,733,707
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	284,365,462
Net Assets Applicable to Common Shareholders	$878,952,144

Shares of common stock outstanding of no par value, unlimited shares authorized	29,014,294
Net asset value per common share	$30.29

* Securities Loaned, at value	$275,377,882

See Notes to Financial Statements.

Annual Report | October 31, 2015	11

Reaves Utility Income Fund	Statement of Operations

For the Year Ended October 31, 2015

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $565,334)	$38,946,058
Interest on investment securities	75,228
Securities lending income	248,236
Total Investment Income	39,269,522

EXPENSES:
Interest and renewal fees on loan	4,336,146
Investment advisory fees	6,978,394
Administration fees	3,216,130
Chief compliance officer fees	39,000
Trustees' fees	136,723
Miscellaneous fees	126,629
Total Expenses	14,833,022

Net Investment Income	24,436,500

Net realized gain/(loss) on:
Investment securities	25,259,098
Foreign currency transactions	(26,167)
Long-term capital gains from other investment companies	168,021
Change in unrealized appreciation/(depreciation) of:	(68,110,367)
Investment securities	(68,099,334)
Translation of assets and liabilities denominated in foreign currencies	(11,033)
Net loss on investments and foreign currency transactions	(42,709,415)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(18,272,915)

See Notes to Financial Statements.

12	1-800-644-5571

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
COMMON SHAREHOLDER OPERATIONS:
Net investment income	$24,436,500	$52,239,726
Net realized gain/(loss) on:
Investment securities	25,259,098	(34,205)
Foreign currency transactions	(26,167)	(29,692)
Long‐term capital gains from other investment companies	168,021	225,200
Change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(68,110,367)	134,466,583
Net increase/(decrease) in net assets attributable to common shares from operations	(18,272,915)	186,867,612

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(25,822,773)	(43,533,047)
From net realized gains	(26,040,278)	(3,977,860)
Net decrease in net assets from distributions to common shareholders	(51,863,051)	(47,510,907)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(70,135,966)	139,356,705

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	$949,088,110	$809,731,405
End of year*	$878,952,144	$949,088,110

* Including undistributed/(overdistributed) net investment income of:	$(7,061,946)	$229,048

See Notes to Financial Statements.

Annual Report | October 31, 2015	13

Reaves Utility Income Fund	Statement of Cash Flows

For the Year Ended October 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(18,272,915)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(379,442,306)
Proceeds from disposition of investment securities	381,252,314
Net purchases of short‐term investment securities	(5,289,016)
Net realized gain on investment securities	(25,259,098)
Long‐term capital gains from other investment companies	(168,021)
Change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	68,110,367
Premium amortization	4,389
Discount accretion	(1,404)
Decrease in dividends receivable	1,149,143
Increase in interest receivable	(23,554)
Increase in prepaid renewal fees on loan outstanding	(344,376)
Increase in interest payable on loan outstanding	15,001
Increase in accrued investment advisory fees	330
Increase in accrued administration fees	152
Increase in accrued trustees' fees	8,830
Increase in other payables and accrued expenses	17,748
Net Cash Provided by Operating Activities	21,757,584

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	30,000,000
Cash distributions paid on Common Shares	(51,863,051)
Net Cash Used in Financing Activities	(21,863,051)

Effect of exchange rates on cash	(11,033)

Net Decrease in cash	(116,500)
Cash, beginning of year	$116,500
Cash, end of year	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and renewal fees from bank borrowing	$4,665,521

See Notes to Financial Statements.

14	1-800-644-5571

Page Intentionally Left Blank

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering(3)
Total distributions and rights offering

Net asset value per common share, end of year
Market price per common share, end of year

Total Investment Return ‐ Net Asset Value(4)
Total Investment Return ‐ Market Price(4)
RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of year (000s)
Ratio of expenses to average net assets attributable to common shares

Ratio of expenses excluding interest expense to average net assets attributable to common shares

Ratio of net investment income to average net assets attributable to common shares Portfolio turnover rate

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

Footnotes to the Financial Highlights are listed on page 18.

16	1-800-644-5571

Financial Highlights

For the Year Ended 10/31/15	For the Year Ended 10/31/14	For the Year Ended 10/31/13	For the Year Ended 10/31/12	For the Year Ended 10/31/11
$32.71	$27.91	$25.66	$23.70	$21.75

0.84	1.80	1.14	1.21	1.40
(1.47)	4.64	2.69	3.02	2.02

–	–	–	–	(0.02)
–	–	–	–	(0.00	)(2)
(0.63)	6.44	3.83	4.23	3.40

(0.89)	(1.50)	(1.51)	(1.37)	(1.45)
(0.90)	(0.14)	(0.07)	(0.47)	–
(1.79)	(1.64)	(1.58)	(1.84)	(1.45)
–	–	–	(0.43)	–
(1.79)	(1.64)	(1.58)	(2.27)	(1.45)

$30.29	$32.71	$27.91	$25.66	$23.70
$29.67	$30.88	$25.92	$25.29	$25.05

(1.78)%	24.24%	15.73%	16.57%	15.99%
1.91%	26.29%	9.05%	8.70%	20.15%

$878,952	$949,088	$809,731	$744,401	$545,023
1.62%	1.71%	1.71%	1.83%	1.93	%(5)

1.15%	1.16%	1.21%	1.19%	1.27	%(5)

2.67%	6.10%	4.33%	4.91%	6.08	%(5)
32%	26%	30%	27%	34%

$320,000	$290,000	$290,000	$290,000	$185,000
$3,747	$4,273	$3,792	$3,567	$3,946

Annual Report | October 31, 2015	17

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)	Effect of rights offerings for common shares at a price below market price.
(4)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(5)	Ratios do not reflect dividend payments to preferred shareholders.

See Notes to Financial Statements.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2015

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed‐end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund's investment objective is to provide a high level of after‐tax income and total return consisting primarily of tax‐advantaged dividend income and capital appreciation. The Fund is a  diversified investment company for purpose of the 1940 Act. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund's common shares are listed on the NYSE MKT ("Exchange") and trade under the ticker symbol "UTG".

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance  that  the  investment  process  will  consistently  lead  to  successful  results.   An  investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly  diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, telecommunications sectors, as well as other companies  engaged  in  other  infrastructure  operations.  This  may  make  the  Fund  particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund's investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The  following  is  a  summary   of  significant  accounting  policies  followed  by  the  Fund  in  the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.  The Fund is considered an investment company for financial reporting purposes under U.S. GAAP.

Investment Valuation: The net asset value per common share ("NAV") of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).   The NAV is determined by dividing the value  of the Fund's total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the "Board") has established the following procedures for valuation of the Fund's asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price  supplied by the Fund's primary and/or secondary independent third‐party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use  a matrix, formula or other objective  method that takes  into consideration various factors, including,  but  not  limited  to:  structured  product  markets,  fixed  income  markets,  interest  rate movements, new issue information, trading, cash  flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists.  If the Fund's primary and/or secondary independent third‐party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations  received  from  one  or  more  broker‐dealers  that  make  a  market  in  the  security. Investments in non‐exchange traded funds are fair valued at their respective net asset values.

Annual Report | October 31, 2015	19

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2015

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund's Fair Valuation Committee as a designee of the Board. In fair valuing the Fund's investments, consideration  is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects  of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's, borrower's, or counterparty's management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow)  being paid for similar businesses in that  industry; one or more non‐affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable  inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained  from  sources  independent  of  the  reporting  entity. Unobservable  inputs  reflect  the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund's investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level  input  that  is  significant  to  the  fair  value  measurement  in  its  entirety.  The  designated  input  levels  are  not  necessarily  an  indication  of  the  risk  or  liquidity  associated  with  these investments. These inputs are categorized in the following hierarchy under applicable financial  accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other  than quoted prices that are  observable  (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2015

The following is a summary of the Fund's investments in the fair value hierarchy as of October 31, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,145,442,957	$–	$–	$1,145,442,957
Preferred Stocks	–	662,673	–	662,673
Limited Partnerships	33,060,300	–	9,431,161	42,491,461
Corporate Bonds	–	1,795,000	–	1,795,000
Mutual Funds	3,800,315	–	–	3,800,315
Money Market Funds	7,267,682	–	–	7,267,682
Total	$1,189,571,254	$2,457,673	$9,431,161	$1,201,460,088

*	See Statement of Investments for industry classification.

During the year ended October 31, 2015, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 10/31/2014	Return of capital	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer in and/ or (out) of Level 3	Balance as of 10/31/2015	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 10/31/2015
Limited Partnerships	$2,990,536	$–	$–	$(1,093,033)	$7,533,658	$–	$–	$9,431,161	$(1,093,033)
TOTAL	$2,990,536	$–	$–	$(1,093,033)	$7,533,658	$–	$–	$9,431,161	$(1,093,033)

The table below provides additional information about the Level 3 fair value measurements as of October 31, 2015:

Investment Type	Fair Value as of 10/31/2015	Valuation Technique*	Unobservable Input**	Amount
Limited Partnership	$7,000,000	Purchase Cost	Purchase Cost	$7,000,000
Limited Partnership	2,431,161	Adjusted Purchase Cost	Liquidity Discount	40%
Total	$9,431,161

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.

Annual Report | October 31, 2015	21

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2015

**	A change in the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Purchase Cost	Increase	Decrease
Liquidity Discount	Decrease	Increase

Commitments for Contingencies: As of October 31, 2015, the Fund has an unfunded capital commitment of $948,064 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded  commitment  is  fair  valued  by  management  and  any  unrealized  appreciation  or depreciation is included in the Statement of Assets and Liabilities and any change in unrealized appreciation or depreciation is included in the Statement of Operations.

Foreign Securities: The Fund may directly purchase securities  of foreign issuers. Investing in securities  of  foreign  issuers  involves  special  risks  not  typically  associated  with  investing  in securities  of U.S. issuers. The risks  include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic   developments.  Moreover, securities of many foreign issuers and their markets may be  less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due  to fluctuations in foreign currency exchange rates is not separately disclosed  and  is  included  in  realized  and  unrealized  gains  or  losses  on  investments,  when applicable. As of and during the year ended October 31, 2015, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common  shareholders  after  payment  of  interest  on  any  outstanding  borrowings. The  level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex‐dividend date.

Income Taxes: The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Investment  Transactions:  Investment  security  transactions  are  accounted  for  as  of  trade date. Dividend income is recorded on the ex‐dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued  as  earned.  Realized  gains  and  losses  from  investment  transactions  and  unrealized appreciation and depreciation of securities are determined using the first‐in first‐out basis for both financial reporting and income tax purposes.

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2015

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Distributions paid from:
Ordinary Income	$25,822,773	$43,533,047
Long‐Term Capital Gain	26,040,278	3,977,860
Total	$51,863,051	$47,510,907

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gain	2,818,543
Unrealized Appreciation	301,429,629
Other Cumulative Effect of Timing Differences	(7,210,949)
Total	$297,037,223

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the year ended October 31, 2015, certain differences were reclassified. The Fund decreased accumulated net investment income by $(5,904,721), increased accumulated net realized gain by $5,920,502 and decreased paid in capital by $(15,781).

Annual Report | October 31, 2015	23

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2015

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of investments in partnerships.

As of October 31, 2015, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$310,333,311
Gross depreciation (excess of tax cost over value)	(8,888,410)
Net depreciation of foreign currency	(15,272)
Net unrealized appreciation	301,429,629
Cost of investments for income tax purposes	$900,015,187

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Common Stock outstanding ‐ beginning of period	29,014,294	29,014,294
Common Stock outstanding ‐ end of period	29,014,294	29,014,294

4. BORROWINGS

The Fund entered into a financing package in December 2010 that includes a Committed Facility Agreement (the "Agreement") with BNP Paribas Prime Brokerage, Inc. ("BNP") that allowed the Fund to borrow up to $240,000,000 ("Initial Maximum Commitment") and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund's custodian in a separate account (the "pledged collateral"). Under the terms of the Agreement, BNP was permitted, with 180 days advance notice (the "Notice Period"), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter‐bank Offered Rate) plus 1.10% on the amount borrowed (the "Variable Commitment") and 1.00% on any undrawn balance. The Agreement contained an initial renewal date of May 2, 2012, 540 days after the closing date of the Agreement. On May 2, 2012, the Fund renewed the Agreement and paid a renewal fee, amortized over a 6 month period, of 0.25% on the Initial Maximum Commitment.

The Agreement was amended on September 14, 2012 (the "Amendment") to (i) increase the Initial Maximum Commitment to $290,000,000 (the "Current Maximum Commitment"), (ii) expand the Notice Period to 270 days and (iii) waive the arrangement fee on the increased borrowing made available under the Current Maximum Commitment.

The Agreement was again amended on October 25, 2013 to allow for fixed rate borrowing along with the Variable Commitment; $72,500,000 of the Current Maximum Commitment is at a rate of 1.7512% for three years (the "Fixed Commitment"). The Fund paid a 0.20% arrangement fee on the Fixed Commitment. The terms on the remaining balance of $217,500,000 remain unchanged. The Fund paid a renewal fee of 0.25%, amortized over 540 days, on the Variable Commitment on October 25, 2013, and again on April 16, 2015. The renewal fee is included in Interest and renewal fees on loan on the Statement of Operations.

24	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2015

The Agreement was amended on October 6, 2015 to increase the Variable Commitment to $247,500,000, all other terms remain unchanged.

For the year ended October 31, 2015, the average amount borrowed under the Agreement for the Fixed Commitment was $72,500,000 and $219,472,603 for the Variable Commitment. The average interest rate on the Variable Commitment was 1.28%. The interest rate applicable to the Variable Commitment on October 31, 2015 was 1.29%. As of October 31, 2015, the amount of outstanding borrowings was $ 320,000,000 and the amount of pledged collateral was $728,096,977.

The Lending Agreement is a separate side‐agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the "Lent Securities") in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re‐pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then‐outstanding borrowings owed by the Fund to BNP under the Agreement (the "Current Borrowings"), BNP must, on that day, either (1) return Lent Securities to the Fund's custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund's custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any  of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund's custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund's custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy‐in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set‐off an amount equal to one hundred percent (100%) of the then‐current fair market value of such Lent Securities against the Current Borrowings. As of October 31, 2015, the value of securities on loan was $275,377,882.

Annual Report | October 31, 2015	25

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2015

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the year ended October 31, 2015.

5. RESTRICTED SECURITIES

As of October 31, 2015, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of October 31, 2015 were as follows:

Description	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$7,000,000	$7,000,000	0.80%
Talara Opportunities II, LP	8/30/2013 – 7/24/2015	4,051,936	2,431,161	0.28%
TOTAL		$11,051,936	$9,431,161	1.08%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short‐term securities, for the year ended October 31, 2015, aggregated $381,111,314 and $377,988,745, respectively.

7. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management ("Reaves") serves as the Fund's investment adviser pursuant to an Investment Advisory and Management Agreement (the "Advisory Agreement") with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund's average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. ("ALPS") serves as the Fund's administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund's average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, trustees' fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, tax cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, printing and distribution cost incurred to comply with the terms of the Fund's 19(b) exemptive relief granted on July 14, 2011 and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

26	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2015

8. OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $500 per meeting attended.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10. SUBSEQUENT EVENTS

The Fund issued 5,309,277 new common shares as a result of the rights offering which closed on December 11, 2015 (the "Expiration Date"). The new common shares issued represent approximately 53% of the amount of the Primary Subscription. The subscription price of $23.99 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the NYSE MKT for the five trading days preceding the Expiration Date.

Annual Report | October 31, 2015	27

Reaves Utility Income Fund	Additional Information

October 31, 2015 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the "Plan Administrator"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re‐invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non‐participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open‐Market Purchases") on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open‐Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex‐dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open‐Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open‐Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex‐dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open‐Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open‐Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open‐Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open‐Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

28	1-800-644-5571

Reaves Utility Income Fund	Additional Information

October 31, 2015 (Unaudited)

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open‐Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 1‐800‐644‐5571, or on the Fund's website at http://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is also available without charge upon request by calling toll‐free 1‐800‐SEC‐0330, or on the SEC's website at http://www.sec.gov.

Annual Report | October 31, 2015	29

Reaves Utility Income Fund	Additional Information

October 31, 2015 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N‐Q within 60 days after the end of the period. Copies of the Fund's Forms N‐Q are available on the Commission's website at http://www.sec.gov. You may also review and copy Form N‐Q at the Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1‐800‐SEC‐0330. Information on the Fund's Form N‐Q is available without a charge, upon request, by contacting the Fund at 1‐800‐644‐5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014 qualified dividend income ("QDI") and as qualifying for the corporate dividends received deduction ("DRD").

	QDI	DRD
Reaves Utility Income Fund	100%	100%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $26,040,278 as long‐term capital gain distribution for the year ended October 31, 2015.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short‐term capital gain, (iii) net realized long‐term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year‐to‐date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099‐DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

30	1-800-644-5571

Reaves Utility Income Fund	Additional Information

October 31, 2015 (Unaudited)

	Total Cumulative Distributions for the year ended October 31, 2015				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2015
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.96199	$0.82551	$0.0000	$1.78750	53.82%	46.18%	0.00%	100.00%

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Annual Report | October 31, 2015	31

Reaves Utility Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Non‐Interested Nominees
E. Wayne Nordberg Trustee 1938	Since 2012*	Mr. Nordberg is currently the Chairman and Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment advisor.	1	Mr. Nordberg is a Director of Annaly Capital Management, Inc., a real estate investment trust and PetroQuest Energy, Inc., an oil and gas exploration company.
Larry W. Papasan Trustee 1940	Since Inception*	Mr. Papasan is currently a Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, Bionova, Inc. and Spinez, Inc., each a medical services company, SSR Engineering, an engineering company, and Triumph Bank.	1	None

32	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Non‐Interested Trustees
Mary K. Anstine Trustee 1940	Since Inception***	Ms. Anstine is also a Trustee of A.V. Hunter Trust and Director of Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	1	Ms. Anstine is a Trustee of ALPS ETF Trust (21); Financial Investors Trust (34); ALPS Variable Investment Trust (9); and Westcore Funds (12).
Michael F. Holland Trustee 1944	Since Inception***	Mr. Holland is Chairman of Holland & Company, an investment management company.	1
Mr. Holland is a Director of Blackstone/GSO Senior Floating Rate Term Fund (1), Holland Series Funds, Inc. (1); and Trustee of State Street Master Funds (5); China Fund, Inc. (1); and Taiwan Fund, Inc. (1).

Jeremy W. Deems Trustee 1976	Since 2008**	Mr. Deems is the Co‐Founder, Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment adviser, and Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company from 2004 to 2007.	1	Mr. Deems is a Trustee of ALPS ETF Trust (21); Financial Investors Trust (34); and ALPS Variable Investment Trust (9).

Annual Report | October 31, 2015	33

Reaves Utility Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Interested Trustee
Jeremy O. May[3] Chairman, Trustee and President 1970	Chairman & Trustee Since 2009** President Since 2010	Mr. May joined ALPS in 1995 and is currently President of ALPS Fund Services, Inc. and ALPS Distributors, Inc. and Executive Vice President of ALPS Holdings Inc. and ALPS Advisors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also President and Chairman of the Board of ALPS Series Trust and is the Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.	1	Mr. May is Chairman and Trustee of ALPS Series Trust (13).

34	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Officers
JoEllen L. Legg Secretary 1961	Since 2015
Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Fund as defined under the 1940 Act. Prior to joining ALPS, Ms. Legg served as Senior Counsel ‐ Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 ‐  March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 ‐ 2004) and at Patton Boggs LLP (2004 ‐ 2005). Ms. Legg also serves as Secretary of ALPS Series Trust and Financial Investors Trust and is Assistant Secretary of the Griffin Institutional Access Real Estate Fund.
N/A

Annual Report | October 31, 2015	35

Reaves Utility Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Officers (continued)
Jill A. Kerschen Treasurer 1975	Treasurer Since 2014 Assistant Treasurer 2013‐2014
Ms. Kerschen joined ALPS in July 2013 and is currently a Fund Controller at ALPS. Because of her position with ALPS, Ms. Kerschen is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Kerschen also serves as Assistant Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Global Long/Short Fund, Macquarie Global Infrastructure Total Return Fund and the Westcore Funds. Ms. Kerschen was formerly a Senior Manager, Financial & Tax Reporting 2007‐2013 at Great‐ West Financial.
N/A
Jennifer T. Welsh Chief Compliance Officer 1976	Since 2015
Ms. Welsh joined ALPS in 2013 and in currently Vice President, Deputy Chief Compliance Officer of ALPS. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Ms. Welsh served as Associate General Counsel and Chief Compliance Officer of Boulder Investment Advisers LLC and Rocky Mountain Advisers, LLC, Chief Compliance Officer of Stewart Investment Advisers, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. and Associate General Counsel of Fund Administrative Services, LLC from 2010 to 2012. Ms. Welsh also was Associate Attorney at Davis, Graham & Stubbs, LLP, a law firm, from 2007 to 2010.
N/A

36	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers

October 31, 2015 (Unaudited)

(1)	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)
The Trust commenced operations on February 24, 2004. The Trust's Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Trust's 2018 Annual Meeting of Shareholders.
**	Term expires at the Trust's 2016 Annual Meeting of Shareholders.
***	Term expires at the Trust's 2017 Annual Meeting of Shareholders.
(3)	Mr. May is considered to be an "interested person" (as defined in the 1940 Act) because of his affiliation with ALPS, which acts as the Trust's sponsor.
(4)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without a charge, upon request, by contacting the Fund at 1‐800‐644‐5571.

Annual Report | October 31, 2015	37

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy W. Deems and Michael F. Holland as the Registrant’s “audit committee financial expert(s).” Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended October 31, 2014 and October 31, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $34,000 and $35,000, respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended October 31, 2014 and October 31, 2015, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s last two fiscal years ended October 31, 2014 and October 31, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant, were $3,730 and $3,840, respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended October 31, 2014 and October 31, 2015, the aggregate fees billed for products and services, provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were $0 and $0, respectively.

(e) (1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	Not applicable to the registrant.

(h)	Not applicable to the registrant.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine
Jeremy W. Deems (designated audit committee financial expert)
Michael F. Holland (designated audit committee financial expert)
E. Wayne Nordberg
Larry W. Papasan

(b)	Not applicable to registrant.

Item 6.	Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

1.	BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of W. H. Reaves & Company, Inc. (“WHR”) ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

[ ]	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or
[ ]	The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or
[ ]	In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR’s Compliance Department.

2.	PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.	Specific Voting Policies

1.                                Routine Items:
[ ]	The Adviser will generally vote for the election of directors
(where no corporate governance issues are implicated).
[ ]	The Adviser will generally vote for the selection of independent auditors.
[ ]	The Adviser will generally vote for increases in or reclassification of common stock.
[ ]	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.
[ ]	The Adviser will generally vote for changes in the board of directors.
[ ]	The Adviser will generally vote for outside director compensation.
[ ]	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management
[ ]	The Adviser will generally vote for proposals that increase shareholder value
[ ]	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management
[ ]	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders

2.                                Non-Routine and Conflict of Interest Items:
[ ]	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.
[ ]	The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers
[ ]	The Adviser will generally vote against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

[   ] any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii) any other person for which a person described in clause (ii) acts in any such capacity;

[   ] any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

[   ] any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.	PROXY VOTING PROCEDURES

A.            The Account Representative or the Portfolio Manager the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.            All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log.

C.            Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D.            Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.            If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

[ ]	the proposal to be voted upon;
[ ]	the actual or potential conflict of interest involved;
[ ]	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and
[ ]	if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

[ ]	engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;
[ ]	cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or
[ ]	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.            The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.            In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

[ ]	A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval(EDGAR) system);
[ ]	A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);
[ ]	A record memorializing the basis for the vote cast;
[ ]	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,
[ ]	A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.        Periodically, but no less than annually, the Adviser will:

1. Verify that all annual proxies for the securities held in the client’s account have been received;

2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

3. Review the files to verify that records of the voting of the proxies have been properly maintained;

4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5. Maintain an internal list of Interested Persons.

4.	Proxies and Class Action Lawsuits

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will not take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client’s request, offer clients advice regarding corporate actions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) registrant’s Portfolio Managers as of January 6, 2016 are:

Name	Title	Length of Service	Business Experience 5 Years
Ronald Sorenson	Portfolio Manager	Since inception	PM, Reaves Asset Management 1991-present
William Ferer	Portfolio Manager	Since inception	PM, Reaves Asset Management, Inc. 1987-present

(a)(2) Other accounts managed by the registrant’s Portfolio Managers as of October 31, 2015:

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets
Ronald Sorenson	$541,422,939 2 accounts	0	$892,390,359 683 accounts
William Ferer	$48,891,379 1 account	0	$580,801,129 14 accounts

Other Accounts Managed by Portfolio Managers. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Registrant’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Registrant’s investment adviser may have in place that could benefit the Registrant and/or such other accounts. The investment adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

None of the accounts disclosed pursuant to Item 8(a)(2) of Form N-CSR have an advisory fee based on the performance of an account.

(a)(3) Portfolio Manager compensation as of October 31, 2015:

Compensation of Portfolio Managers. Compensation paid by Reaves Assets Management, Inc. (the “Adviser”) to the portfolio managers is designed to be competitive and attractive, and primarily consists of a fixed base salary, based on market factors and each person’s level of responsibility, and a bonus. The amount of the bonus is based on the overall after-tax profitability of the Firm, each fiscal-year, and the contribution of each portfolio manager to the Adviser’s overall performance.

Individual compensation is designed to reward the overall contribution of portfolio managers to the performance of the Adviser. To date, the Adviser has not linked bonuses to the performance of any particular portfolio. Compensation levels are set by senior management following a review of overall performance. From time to time, the Adviser has engaged industry consultants to ensure that compensation remains competitive and to identify and plan for new and emerging compensation trends. Equity holders within the Adviser, including the portfolio managers, receive only a modest return on their capital investment, usually a mid-single digit percentage of their share of the Adviser’s book value. The Adviser believes this practice is consistent with industry standards and that it allows the Adviser to maximize the incentive compensation pool. This pool is critical in the Adviser’s ability to continue to attract and retain professionals of the highest quality while simultaneously growing the intrinsic value of the Adviser. The Adviser has no deferred compensation, stock option or other equity programs. Given the portfolio manager compensation policy described above and the fact that the Adviser has no performance-based advisory relationships, the Adviser does not believe that any material compensation conflicts exist.

(a)(4) Dollar range of securities owned by the registrant’s Portfolio Managers as of October 31, 2015:

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Ronald Sorenson	$100,001 - $500,000
William Ferer	$100,001 - $500,000

[1]	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable to Registrant.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 6, 2016

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	January 6, 2016